UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2023

RECURSION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 S Rio Grande Street
Salt Lake City, UT 84101
(Address of principal executive offices) (Zip code)

(385) 269 - 0203
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Stock Purchase Agreement
On July 11, 2023, Recursion Pharmaceuticals, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) for a private placement (the “Private Placement”) with NVIDIA Corporation (“NVIDIA”). Pursuant to the Purchase Agreement, on July 11, 2023, the Company sold to NVIDIA an aggregate of 7,706,363 shares of the Company’s Class A common stock, par value $0.00001 per share (the “Shares”), at a purchase price of $6.488145 per Share in a private placement. The gross proceeds of the Private Placement were approximately $50 million, before deducting expenses.
The Company currently intends to use the net proceeds from the Private Placement, together with existing cash and cash equivalents, for general corporate purposes, which may include strategic investments in advancing existing clinical and preclinical programs, digital chemistry technologies, biological and chemical foundation model construction, industrialized validation and translation, and scientific and technical personnel as well as runway extension and other purposes. However, the Company does not have agreements or commitments for any strategic investments at this time.
The Purchase Agreement contains customary representations, warranties and agreements of the parties. The representations and warranties of each party set forth in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement, and such representations and warranties should not be relied on by any other person.
The Shares issued pursuant to the Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and were issued pursuant to the exemption from registration provided for under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by NVIDIA. The Shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Shares described herein.

Registration Rights Agreement
In connection with the Private Placement, the Company and NVIDIA entered into a Registration Rights Agreement, dated July 11, 2023 (the “Registration Rights Agreement”), providing for the registration for resale of the Shares. The Company is required to use commercially reasonable efforts to prepare and file a registration statement (or a prospectus supplement to an effective registration statement on Form S-3ASR that will become automatically effective upon filing with the SEC pursuant to Rule 462(e)) with the Securities and Exchange Commission (the “SEC”) within 30 days after the closing date of the Private Placement, and to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable and in any event within 90 days following the closing date (provided that if the registration statement is an automatically effective shelf registration statement, or a prospectus supplement to an automatically effective shelf registration statement, it will become effective upon filing with the SEC pursuant to Rule 462(e)) of the Securities Act). After such registration, the Company has agreed to use commercially reasonable efforts to keep the registration statement continuously effective until such date that all Registrable Securities (as such term is defined in the Registration Rights Agreement) covered by the registration statement or prospectus supplement have been sold pursuant to a registration statement under the Securities Act or under Rule 144 as promulgated by the SEC under the

Securities Act or have been otherwise transferred. The Company has also agreed to provide certain assistance in connection with underwritten offerings if requested by NVIDIA.
The Registration Rights Agreement contains customary indemnification rights and obligations of the parties.
The foregoing descriptions of the Purchase Agreement and Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.
The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein. Based in part upon the representations of NVIDIA in the Purchase Agreement, the offering and sale of the Shares was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Shares did not involve a public offering and was made without general solicitation or general advertising. The Company relied on this exemption from registration based in part on representations made by NVIDIA.
Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Class A common stock or other securities of the Company.

Item 7.01. Regulation FD Disclosure.
On July 12, 2023, the Company issued a press release announcing the Private Placement and entry into a collaboration agreement with NVIDIA. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing

Forward Looking Statements
The Company cautions you that statements contained in this report includes or is based upon “forward-looking statements” within the meaning of the Securities Litigation Reform Act of 1995, including, without limitation, those regarding use of proceeds for the Private Placement, and all other statements that are not historical facts. Forward-looking statements may or may not include identifying words such as “plan,” “will,” “expect,” “anticipate,” “intend,” “believe,” “potential,” “continue,” and similar terms. These statements are subject to known or unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements such as those described under the heading “Risk Factors” in the Company’s filings with the SEC, including the Company’s most recent Quarterly Report on Form 10-Q and the Company’s Annual Report on Form 10-K. All forward-looking statements are based on management’s current estimates, projections, and assumptions, and the Company undertakes no obligation to correct or update any such statements, whether as a result of new information, future developments, or otherwise, except to the extent required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Stock Purchase Agreement, dated July 11, 2023, by and among the Company and NVIDIA.

10.2*	Registration Rights Agreement, dated July 11, 2023, by and among the Company and NVIDIA.

99.1	Press release issued by the Company on July 12, 2023, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 12, 2023.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Christopher Gibson
Christopher Gibson
Chief Executive Officer